POWER OF ATTORNEY

The undersigned Michael Hartt of Everlake Life Insurance Company (“Company”) constitutes Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (File No. 333-270978)

•ChoiceRate Annuity (File No. 333-271020)

•Custom Annuity (File No. 333-271021)

•Custom Plus Annuity (File No. 333-271022)

•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (File No. 333-270987)

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (File No. 333-270979)

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (File No. 333-270984)

•RightFit Annuity (File No. 333-271023)

•Scheduled Annuity Manager (File No. 333-270989)

Form N-4 Registration Statements and amendments thereto:
•333-114560

•333-114561

•333-114562

•333-102295

March 18, 2024

/s/Michael Hartt

Michael Hartt
Name

POWER OF ATTORNEY

The undersigned Ida Hoghooghi of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (File No. 333-270978)

•ChoiceRate Annuity (File No. 333-271020)

•Custom Annuity (File No. 333-271021)

•Custom Plus Annuity (File No. 333-271022)

•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (File No. 333-270987)

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (File No. 333-270979)

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (File No. 333-270984)

•RightFit Annuity (File No. 333-271023)

•Scheduled Annuity Manager (File No. 333-270989)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 14, 2024

/s/Ida Hoghooghi

Ida Hoghooghi
Name

POWER OF ATTORNEY

The undersigned Johnny Johns of Everlake Life Insurance Company (“Company”) constitutes and appoints Angela Fontana and Ted Johnson, each with full power to act alone, as their true and lawful attorney-in-fact and agent, in any and all capacities, to sign on behalf of the Company and any of its separate accounts, the registration statements identified below, and any amendments thereto, and in each case to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.
Registration Statements

Form S-1 Registration Statements and amendments thereto pertaining to the following annuity contracts and account options:
•Choice Plus Annuity (File No. 333-270978)

•ChoiceRate Annuity (File No. 333-271020)

•Custom Annuity (File No. 333-271021)

•Custom Plus Annuity (File No. 333-271022)

•Guaranteed Maturity Fixed Account Option for AIM Lifetime Plus, AIM Lifetime Plus II, and AIM Lifetime Enhanced Choice (File No. 333-270987)

•Market Value Adjusted Fixed Account Option for Provider (Original), Provider (Brown), Provider (Blue), Provider (Green), Provider Advantage, Provider Ultra, Provider Extra, Provider Advantage – STI, Provider Ultra – STI, AIM Lifetime America Classic, AIM Lifetime America Regal, and AIM Lifetime America Freedom (File No. 333-270979)

•Market Value Adjusted Fixed Account Option for Advisor, Advisor Plus, Advisor Preferred, Variable Annuity, Variable Annuity (L Share), STI Classic Variable Annuity, Advisor - STI, and Advisor Preferred – STI (File No. 333-270984)

•RightFit Annuity (File No. 333-271023)

•Scheduled Annuity Manager (File No. 333-270989)

Form N-4 Registration Statements and amendments thereto:
•333-114560
•333-114561
•333-114562
•333-102295

March 14, 2024

/s/Johnny Johns

Johnny Johns
Name